Exhibit 99.1

Hyatt Announces Plans to Acquire Playa Hotels & Resorts N.V.,

Enhancing Hyatt’s All-Inclusive Platform

CHICAGO, IL (February 10, 2025) – Hyatt Hotels Corporation (NYSE: H) today announced that Hyatt has entered into an agreement to acquire all outstanding shares of Playa Hotels & Resorts N.V. (NASDAQ: PLYA, Playa) for $13.50 per share, or approximately $2.6 billion, including approximately $900 million of debt, net of cash. Playa is a leading owner and operator of all-inclusive resorts in Mexico, the Dominican Republic and Jamaica and Hyatt is currently the beneficial owner of 9.4% of Playa’s outstanding shares.

“Hyatt has firmly established itself as a leader in the all-inclusive space, a journey that began in 2013 through an investment in Playa Hotels & Resorts that launched the Hyatt Ziva and Hyatt Zilara brands,” said Mark Hoplamazian, President and Chief Executive Officer, Hyatt. “We have respected and benefitted from Playa’s operating expertise and outstanding guest experience delivery for years through their ownership and management of eight of our Hyatt Ziva and Hyatt Zilara hotels. This pending transaction allows us to broaden our portfolio while providing more value to all of our stakeholders through an expanded management platform for all-inclusive resorts.”

Playa’s portfolio includes high-quality resorts in iconic locations and strategically important markets. The pending acquisition provides an opportunity to secure long-term management agreements for Hyatt’s luxury all-inclusive Hyatt Ziva and Hyatt Zilara branded properties. It also will expand Hyatt’s distribution channels, including ALG Vacations and Unlimited Vacation Club, to Playa’s portfolio, offering additional benefits to guests of Playa hotels. Hyatt is well-positioned to drive value creation through complementary business segments and further optimize its existing all-inclusive infrastructure in Mexico and the Caribbean.

This pending acquisition marks the next step on a significant growth journey for Hyatt’s all-inclusive portfolio, including the acquisition of Apple Leisure Group in 2021, and the 2024 completion of a 50/50 strategic joint venture with Grupo Piñero, which added the Bahia Principe Hotels & Resorts portfolio to Hyatt’s Inclusive Collection, which currently spans approximately 55,000 rooms across Latin America, the Caribbean and Europe.

Hyatt remains committed to its asset-light business model and intends to identify third-party buyers for Playa’s owned properties. Following the close of the transaction, Hyatt anticipates realizing at least $2.0 billion of proceeds from asset sales by the end of 2027 and expects asset-light earnings to exceed 90% on a pro forma basis in 2027.

At closing, Hyatt expects to fund 100% of the acquisition with new debt financing and, consistent with maintaining its investment grade profile, expects to pay down over 80% of the new debt financing with proceeds from asset sales.

The acquisition is anticipated to close later this year, subject to Playa shareholder and regulatory approval as well as other customary closing conditions.

In connection with the transaction, BDT & MSD Partners is acting as lead financial advisor to Hyatt with Berkadia serving as Hyatt’s real estate advisor. BofA Securities, J.P. Morgan, and Wells Fargo are also acting as financial advisors to Hyatt and have also provided fully committed bridge financing in relation to the transaction. Latham & Watkins LLP is Hyatt’s legal advisor.

For more information or to book a stay, please visit hyatt.com.

The term “Hyatt” is used in this release for convenience to refer to Hyatt Hotels Corporation and/or one or more of its affiliates.

For further information:

About Hyatt Hotels Corporation

Hyatt Hotels Corporation, headquartered in Chicago, is a leading global hospitality company guided by its purpose – to care for people so they can be their best. As of September 30, 2024, the Company’s portfolio included more than 1,350 hotels and all-inclusive properties in 79 countries across six continents. The Company’s offering includes brands in the Luxury Portfolio, including Park Hyatt®, Alila®, Miraval®, Impression by Secrets, and The Unbound Collection by Hyatt®; the Lifestyle Portfolio, including Andaz®, Thompson Hotels®, The Standard®, Dream® Hotels, The StandardX, Breathless Resorts & Spas®, JdV by Hyatt®, Bunkhouse® Hotels, and Me and All Hotels; the Inclusive Collection, including Zoëtry® Wellness & Spa Resorts, Hyatt Ziva®, Hyatt Zilara®, Secrets® Resorts & Spas, Dreams® Resorts & Spas, Hyatt Vivid Hotels & Resorts, Sunscape® Resorts & Spas, and Alua Hotels & Resorts®; the Classics Portfolio, including Grand Hyatt®, Hyatt Regency®, Destination by Hyatt®, Hyatt Centric®, Hyatt Vacation Club®, and Hyatt®; and the Essentials Portfolio, including Caption by Hyatt®, Hyatt Place®, Hyatt House®, Hyatt Studios, and UrCove. Subsidiaries of the Company operate the World of Hyatt® loyalty program, ALG Vacations®, Mr & Mrs Smith, Unlimited Vacation Club®, Amstar DMC destination management services, and Trisept Solutions® technology services. For more information, please visit www.hyatt.com.

Additional Information and Where to Find It

The tender offer for the ordinary shares of Playa Hotels & Resorts N.V. (“Playa”) referenced in this press release has not yet commenced. This press release is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell ordinary shares of Playa or any other securities, nor is it a substitute for the tender offer materials that Buyer will file with the SEC upon the commencement of the tender offer. At the time the tender offer is commenced, Buyer will file with the SEC a tender offer statement on Schedule TO (the “Tender Offer Statement”), and thereafter Playa will file with the SEC a solicitation/recommendation statement on Schedule 14D-9 (the “Solicitation/Recommendation Statement”) with respect to the tender offer. Playa also intends to file with the SEC a proxy statement in connection with an extraordinary general meeting of shareholders of Playa, at which the Playa shareholders will vote on certain proposed resolutions (the “EGM Proposals”) in connection with the transactions referenced herein, and will mail the definitive proxy statement and a proxy card to each Playa shareholder entitled to vote at the extraordinary general meeting. THE TENDER OFFER STATEMENT (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER TENDER OFFER DOCUMENTS), THE SOLICITATION/RECOMMENDATION STATEMENT AND THE PROXY STATEMENT WILL CONTAIN IMPORTANT INFORMATION. PLAYA’S SHAREHOLDERS ARE URGED TO READ THESE DOCUMENTS CAREFULLY WHEN THEY BECOME AVAILABLE (AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME) BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT HOLDERS OF PLAYA’S SECURITIES SHOULD CONSIDER BEFORE MAKING ANY DECISION WITH RESPECT TO THE TENDER OFFER. The Tender Offer Statement (including the Offer to Purchase, the related Letter of Transmittal and certain other tender offer documents), as well as the Solicitation/Recommendation Statement, will be made available to all holders of Playa’s ordinary shares at no expense to them. The Tender Offer Statement and the Solicitation/Recommendation Statement will be made available for free at the SEC’s website at www.sec.gov. Copies of the documents filed by the Buyer with the SEC will also be available free of charge on Hyatt’s Investor Relations site at investors.hyatt.com or by contacting Hyatt’s investor relations department at investorrelations@hyatt.com. Copies of the documents filed by Playa with the SEC will also be available free of charge on Playa’s website at investors.playaresorts.com or by contacting Playa’s investor relations department at ir@playaresorts.com. In addition, Playa shareholders may obtain free copies of the tender offer materials by contacting the information agent for the tender offer that will be named in the Tender Offer Statement.

Participants in the Solicitation

Playa, its directors and executive officers and other members of its management and employees, as well as Hyatt and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from Playa’s shareholders in connection with the EGM Proposals. Information about Playa’s directors and executive officers and their ownership of Playa’s ordinary shares is set forth in the proxy statement for Playa’s 2024 annual general meeting of shareholders, which was filed with the SEC on April 22, 2024. Information about Hyatt’s directors and executive officers is set forth in the proxy statement for Hyatt’s 2024 annual meeting of shareholders, which was filed with the SEC on April 4, 2024. Shareholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the EGM Proposals, including the interests of Playa’s directors and executive officers in the transaction, which may be different than those of Playa’s shareholders generally, by reading the proxy statement and other relevant documents regarding the transaction which will be filed with the SEC.

Forward-Looking Statements

This press release contains certain “forward-looking statements,” which statements are not historical facts, relating to Hyatt, Playa and the proposed acquisition. These statements include, but are not limited to: statements about the proposed acquisition and the expected timeline for completing the acquisition; approvals of the acquisition; ability to consummate and finance the acquisition; method of financing the acquisition; integration of the acquisition; future operations or benefits; future capital allocation; future business and financial performance; future leverage ratios; and outcomes of the proposed acquisition, including synergies, cost savings and impact on earnings, cash flow growth, return on capital, shareholder returns and strength of balance sheets; the development and divestiture pipeline related to the acquisition, strategies, outlook, prospects or future events, and involve known and unknown risks that are difficult to predict. Words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would” and variations of these terms and similar expressions, or the negative of these terms or similar expressions, are intended to identify such forward-looking statements. Such forward-looking statements are necessarily based upon estimates and assumptions, which are inherently uncertain, available to us as of the date the statements are made. Our actual results, performance or achievements may differ materially from those expressed or implied by these forward-looking statements due to various known and unknown risks and uncertainties. Factors that may cause actual results, performance or achievements to differ materially from current expectations include, but are not limited to: the effects that the announcement or pendency of the proposed acquisition may have on us, Playa and our respective business and ability to retain and hire key personnel and maintain relationships with customers, suppliers and others with whom we or they do business; inability to obtain required regulatory or government approvals or to obtain such approvals on satisfactory conditions; inability to obtain sufficient stockholder tender of Playa ordinary shares, stockholder approval or to satisfy other closing conditions; inability to obtain financing; the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive agreement; the effects that any termination of the definitive agreement may have on us or our business; failure to successfully complete the proposed acquisition; legal proceedings that may be instituted related to the proposed acquisition; significant and unexpected costs, charges or expenses related to the proposed acquisition; risks associated with potential divestitures, including of Playa real estate or business; ability or failure to successfully integrate the acquisition with existing operations; ability to realize anticipated synergies or obtain the results anticipated; general economic uncertainty in key global markets and a worsening of global economic conditions or low levels of economic growth; the financial condition of, and our and Playa’s relationships with, third-party owners, franchisees, and hospitality venture partners; the possible inability of third-party owners, franchisees, or development partners to access the capital necessary to fund current operations or implement our plans for growth; our ability to successfully execute our strategy to expand our management and hotels services and franchising business while at the same time reducing Playa’s real estate asset base within targeted timeframes and at expected values; our and Playa’s ability to maintain effective internal control over financial reporting and disclosure controls and procedures; declines in the value of real estate assets; unforeseen terminations of management and hotels services or franchise agreements; risks associated with changing, or the introduction of new, brand concepts, including lack of acceptance of different or new brands or innovation; general volatility of the capital markets and our ability to access such markets; changes in the competitive environment in our industry, industry consolidation, and the markets where we and Playa operate; violations of regulations or laws related to our or Playa’s franchising businesses, licensing businesses or international operations; and other risks discussed in our filings with the SEC, including our most recently filed annual report on Form 10-K and subsequent quarterly reports filed on Form 10-Q, which filings are incorporated herein by reference and available from the SEC’s website at www.sec.gov, and in other documents that we may file with or furnish to the SEC. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements set forth above. We caution you not to place undue reliance on any forward-looking statements, which are made only as of the date of this press release. We do not undertake or assume any obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements or otherwise, except to the extent required by applicable law. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

MEDIA CONTACTS:

Hyatt

Franziska Weber

franziska.weber@hyatt.com

INVESTOR CONTACTS:

Hyatt

Adam Rohman

adam.rohman@hyatt.com

Ryan Nuckols

ryan.nuckols@hyatt.com

HHC-FIN